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                                                                EXHIBIT 10.24(i)

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

          THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is
                                                           ---------
entered into as of June 25, 1999, among Advanced Micro Devices, Inc., a Delaware corporation (the "Company"), the "Banks" party to the Credit Agreement
                           -------
referenced below (collectively, the "Banks"), ABN AMRO Bank N.V., as Syndication
                                     -----
Agent for the Banks (the "Syndication Agent"), Canadian Imperial Bank of
                          -----------------
Commerce, as Documentation Agent for the Banks (the "Documentation Agent"), and
                                                     -------------------
Bank of America National Trust and Savings Association, as Administrative Agent for the Banks (the "Agent").
                    -----

          WHEREAS, the Company, the Banks, the Syndication Agent, the Documentation Agent and the Agent are parties to a Credit Agreement dated as of July 19, 1996, as amended by a First Amendment to Credit Agreement dated as of August 7, 1996, a Second Amendment to Credit Agreement dated as of September 9, 1996, a Third Amendment to Credit Agreement dated as of October 1, 1997, a Fourth Amendment to Credit Agreement dated as of January 26, 1998, a Fifth Amendment to Credit Agreement dated as of February 26, 1998, a Sixth Amendment to Credit Agreement dated as of June 30, 1998, and a Seventh Amendment to Credit Agreement and Waiver dated as of April 8, 1999 (as so amended, the "Credit
                                                                    ------
Agreement");
---------

          WHEREAS, the Company has requested that the Majority Banks agree to certain amendments to the Credit Agreement;

          WHEREAS, the Majority Banks have agreed to such request, subject to the terms and conditions hereof;

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

          1.  Definitions; Interpretation.

          (a) Terms Defined in Credit Agreement.  All capitalized terms used in
              ---------------------------------
this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) Interpretation.  The rules of interpretation set forth in Section
              --------------
1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

          2.  Amendments to the Credit Agreement.

              (a)  Amendments. The Credit Agreement is hereby amended as
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follows:

                   (i) Section 7.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:
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          "7.16  Minimum Tangible Net Worth.  The Company shall not suffer or
                 --------------------------
     permit its Consolidated Tangible Net Worth as of the end of any fiscal quarter to be less than $1,500,000,000."

                       (ii) Section 7.18 of the Credit Agreement is hereby amended by amending and restating clause (e) thereof as follows:

          "(e) 1.25 to 1.00 at the end of the second fiscal quarter of 1999 and thereafter."

                 (b)   References Within Credit Agreement. Each reference in the
                       ----------------------------------
     Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

             3.  Irrevocable Notice of Prepayment and Termination of Revolving
                 -------------------------------------------------------------
Commitments. (a) The Company hereby gives notice to the Agent (which notice
-----------
shall be irrevocable) pursuant to Section 2.05 of the Credit Agreement that it terminates the Revolving Commitment of each Bank effective as of the date hereof. In connection with such termination of the Revolving Commitments, the Company shall repay on the date hereof all outstanding Revolving Loans, together with all accrued and unpaid interest thereon, all amounts payable under Section
3.04 of the Credit Agreement and all accrued and unpaid commitment fees payable under subsection 2.10(b) of the Credit Agreement. The Majority Banks hereby waive the five-day notice requirement set forth in Section 2.05 of the Credit Agreement in respect of such termination of the Revolving Commitments.

                 (b) The Company hereby gives notice to the Agent (which notice shall be irrevocable) pursuant to Section 2.06 of the Credit Agreement that it shall prepay in full, on the earlier of (i) August 31, 1999, and (ii) the date on which the Company refinances amounts outstanding under the Credit Agreement with a new credit facility, all Term Loans then outstanding, together with all accrued and unpaid interest thereon and all amounts payable under Section 3.04 of the Credit Agreement. The Majority Banks hereby waive the requirement under
Section 2.06 of the Credit Agreement that such prepayment be in a multiple of $5,000,000.

             4.  Representations and Warranties. The Company hereby represents
                 ------------------------------
and warrants to the Agent, the Syndication Agent, the Documentation Agent and the Banks as follows:

                 a. No Default or Event of Default has occurred and is continuing.

                 b. The execution, delivery and performance by the Company of this Amendment (i) have been duly authorized by all necessary corporate and other action, (ii) do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable, and (iii) do not and will not constitute a breach or contravention of, or result in a default under, any document evidencing any Contractual Obligation to which the Company or any of its Subsidiaries is a party which is a material contract attached as an exhibit to the Company's most recent annual report on Form 10-K.

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                 c.  This Amendment and the Loan Documents, as amended by this
Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

             5. Amendment Effective Date. This Amendment will become effective
                ------------------------
as of June 25, 1999, provided that the Agent has received (a) from each of the
                     --------
Company and the Majority Banks an executed counterpart of this Amendment, and
(b) from the Company the fees payable under that certain letter agreement dated June 18, 1999, among the Company, the Agent and Banc of America Securities, LLC.

             6. Miscellaneous.
                -------------

                (a)  Credit Agreement Otherwise Not Affected. Except as
                     ---------------------------------------
expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The Banks', the Agent's, the Syndication Agent's and the Documentation Agent's execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

                (b) No Reliance. The Company hereby acknowledges and confirms to
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the Agent, the Syndication Agent, the Documentation Agent and the Banks that the
Company is executing this Amendment on the basis of its own investigations and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of the Agent, the Syndication Agent, the Documentation Agent, any Bank or any other Person.

                (c) Amendments and Waivers. The provisions of this Amendment may
                    ----------------------
only be amended or waived, and any consent with respect to any departure by the Company therefrom may only be granted, in accordance with the terms of Section
10.01 of the Credit Agreement.

                (d) Costs and Expenses. The Company shall, whether or not the
                    ------------------
amendments contemplated hereby shall become effective, pay or reimburse the Agent, within five Business Days after demand, for all costs and expenses incurred by the Agent in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to, this Amendment and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs incurred by the Agent with respect thereto.

                (e) Successors and Assigns. The provisions of this Amendment
                    ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 (f) Counterparts. This Amendment may be executed by one or more
                     ------------
of the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. The parties hereto agree that the Agent

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

and the Company may accept and rely on facsimile transmissions of executed signature pages of this Amendment.

                  (g) Severability. The illegality or unenforceability of any
                      ------------
provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

                  (h)  No Third Parties Benefited. This Amendment is made and
                       --------------------------
entered into for the sole protection and legal benefit of the Company, the Syndication Agent, the Documentation Agent, the Banks and the Agent, and their successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment. Each of the Agent, the Syndication Agent, the Documentation Agent and the Banks shall not have any obligation to any Person not a party to this Amendment.

                  (i)  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                       -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (j)  Entire Agreement. This Amendment embodies the entire
                       ----------------
agreement and understanding among the Company, the Banks, the Syndication Agent, the Documentation Agent and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

                  (k)  Interpretation. This Amendment is the result of
                       --------------
negotiations between and has been reviewed by counsel to the Agent, the Company and other parties, and is the product of all parties hereto. Accordingly, this Amendment shall not be construed against the Banks, the Syndication Agent, the Documentation Agent or the Agent merely because of the Agent's or such other Person's involvement in the preparation of such documents and agreements.

                           [Signature pages follow.]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                             THE COMPANY
                             -----------

                             ADVANCED MICRO DEVICES, INC.

                             By: /s/ Francis P. Barton
                                ----------------------------------

                             Title: Chief Financial Officer
                                   -------------------------------

                             THE AGENT
                             ---------

                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as Administrative Agent

                             By: /s/ Roger J. Fleischmann
                                ----------------------------------

                             Title: Managing Director
                                   -------------------------------

                             THE SYNDICATION AGENT
                             ---------------------

                             ABN AMRO BANK N.V., as Syndication Agent

                             By: /s/ Richard R. DaCosta
                                ----------------------------------

                             Title: Vice President
                                   -------------------------------

                             By: /s/ Nanci H. Meyer
                                ----------------------------------

                             Title: Vice President
                                   -------------------------------

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                             THE DOCUMENTATION AGENT
                             -----------------------

                             CANADIAN IMPERIAL BANK OF COMMERCE, as
                             Documentation Agent

                             By:
                                ----------------------------------

                             Title:
                                   -------------------------------

                             THE BANKS
                             ---------

                             BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as a Bank

                             By: /s/ Roger J. Fleischmann
                                ----------------------------------

                             Title: Managing Director
                                   -------------------------------

                             ABN AMRO BANK N.V., as a Bank

                             By: /s/ Richard R. DaCosta
                                ----------------------------------

                             Title: Vice President
                                   -------------------------------

                             By: /s/ Nanci H. Meyer
                                ----------------------------------

                             Title: Vice President
                                   -------------------------------

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

                             CANADIAN IMPERIAL BANK OF COMMERCE, as a Bank

                             By:
                                ----------------------------------

                             Title:
                                   -------------------------------

                             BANKBOSTON, N.A.

                             By: /s/ John B. Desmond
                                ----------------------------------

                             Title: Vice President
                                   -------------------------------

                             THE BANK OF NOVA SCOTIA

                             By: [an authorized signatory]
                                ----------------------------------

                             Title:
                                   -------------------------------

                             BANQUE PARIBAS

                             By: /s/ Jonathan Leon
                                ----------------------------------

                             Title: Vice President
                                   -------------------------------

                             By: /s/ John W. Kopcha
                                ----------------------------------

                             Title: Director
                                   -------------------------------

                             THE DAI-ICHI KANGYO BANK, LTD.

                             By: [an authorized signatory]
                                ----------------------------------

                             Title: SVP
                                   -------------------------------

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                             FLEET NATIONAL BANK

                             By:
                                ----------------------------------

                             Title:
                                   -------------------------------

                             THE INDUSTRIAL BANK OF JAPAN, LIMITED

                             By: /s/ Kensaku Iwata
                                ----------------------------------

                             Title: Deputy General Manager
                                   -------------------------------

                             KEYBANK NATIONAL ASSOCIATION

                             By: /s/ Thomas A. Crandell
                                ----------------------------------

                             Title: Vice President
                                   -------------------------------

                             THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED

                             By: /s/ Noboru Akahane
                                ----------------------------------

                             Title: Deputy General Manager
                                   -------------------------------

                             NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                             By: /s/ Douglas A. Lindstrom
                                ----------------------------------

                             Title: Assistant Vice President
                                   -------------------------------

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                             ROYAL BANK OF CANADA

                             By:
                                ----------------------------------

                             Title:
                                   -------------------------------

                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/ Glenn Leyrer
                                ----------------------------------

                             Title: Vice President
                                   -------------------------------

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